Long-term investment	12 Months Ended
Dec. 31, 2021
Long-term investment
Long-term investment

12. Long-term investment

	As of
	December 31,
	2020	2021
	RMB	RMB
Equity investments	28,625	19,422

The long-term investments were included in “Other non-current assets” as presented on the Group’s consolidated balance sheets.

As of December 31, 2020 and 2021, the Group’s long-term investments primarily included the equity investments in privately-held companies as below.

In 2018, the Group invested in preferred shares of Firestorm Holdings Limited (“Firestorm”) with a consideration of cash in US$2,137 (RMB13,618), Firestorm operates an open platform in Indonesia for discovery and recommendation of financial products. The Group still held the investment as of December 31,2021.

In 2018, the Group invested in preferred shares of Conflux Global (“Conflux”) with a consideration of cash in US$2,000 (RMB12,745). Conflux is a decentralized applications blockchain solution provider. These preferred shares invested are not considered in-substance ordinary shares and do not have readily determinable fair value, which are accounted for using the measurement alternative method. In 2021, the Group disposed 66.7% of the investment with an investment gain of RMB51.2 million realized in “Others, Net” in the consolidated statements of comprehensive loss.

In 2021, the Group invested in preferred shares of Infinlinx Technology Limited (“Infinlinx”) with a consideration in cash of RMB5,000. Infinlinx is a customer service provider in Indonesia.

No adjustments for the fair value were made as no orderly transactions for the identical or similar investment of the same issuer were identified during the years ended December 31, 2020 and 2021. No impairment was recorded for the year ended December 31, 2020 and 2021.